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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  FEBRUARY 10, 1998

                      BAY VIEW SECURITIZATION CORPORATION
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              (Exact name of registrant as specified in charter)

          DELAWARE                        333-16233                        93-1225376
-----------------------------        --------------------    -----------------------------------
State or other jurisdiction of       (Commission File No.)   (I.R.S. Employer Identification No.)
incorporation or organization


          C/O BAY VIEW BANK
         1840 GATEWAY DRIVE
        SAN MATEO, CALIFORNIA                                                     94404
---------------------------------------                               -----------------------------
Address of principal executive offices                                           Zip Code


      Registrant's telephone number, including area code:  (650) 573-7310


      2121 SO. EL CAMINO REAL, SAN MATEO, CALIFORNIA 94403, (415) 573-7310
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(Former name, former address, and former fiscal year, if changed since last report)
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Item 7.     Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1     Monthly Servicer's Report dated January 31, 1998


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                 BAY VIEW 1998 RA-1 AUTO TRUST
                            BY:  BAY VIEW SECURITIZATION CORPORATION
                                 ORIGINATOR OF TRUST



Dated: February 20, 1998              By:  /s/ David A. Heaberlin
                                           ----------------------
                                           David A. Heaberlin
                                           Treasurer and Chief Financial Officer

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